                                     DEFINED ASSET FUNDSSM
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                              EQUITY INVESTOR FUND
                              CONCEPT SERIES
                              REAL ESTATE INCOME FUND 4
                              (A UNIT INVESTMENT TRUST)
                              O   PROFESSIONAL SELECTION
                              O   DIVERSIFICATION
                              O   REINVESTMENT OPTION
                              O   MONTHLY INCOME



SPONSORS:                      -------------------------------------------------
Merrill Lynch,                 The Securities and Exchange Commission has not
Pierce, Fenner & Smith         approved or disapproved these Securities or
Incorporated                   passed upon the adequacy of this prospectus. Any
Salomon Smith Barney Inc.      representation to the contrary is a criminal
PaineWebber Incorporated       offense.
Dean Witter Reynolds Inc.      Prospectus dated May 12, 1999.

--------------------------------------------------------------------------------

Defined Asset FundsSM
DEFINED ASSET FUNDSSM IS AMERICA'S OLDEST AND LARGEST FAMILY OF UNIT INVESTMENT TRUSTS, WITH OVER $160 BILLION SPONSORED OVER THE LAST 28 YEARS. DEFINED ASSET FUNDS HAS BEEN A LEADER IN UNIT INVESTMENT TRUST RESEARCH AND PRODUCT INNOVATION. OUR FAMILY OF FUNDS HELPS INVESTORS WORK TOWARD THEIR FINANCIAL GOALS WITH A FULL RANGE OF QUALITY INVESTMENTS, INCLUDING MUNICIPAL, CORPORATE AND GOVERNMENT BOND PORTFOLIOS, EQUITY PORTFOLIOS AND INTERNATIONAL EQUITY PORTFOLIOS.

DEFINED ASSET FUNDS OFFER A NUMBER OF ADVANTAGES:

O A DISCIPLINED STRATEGY OF BUYING AND HOLDING WITH A LONG-TERM VIEW IS THE
  CORNERSTONE OF DEFINED ASSET FUNDS.

O FIXED PORTFOLIO: DEFINED FUNDS FOLLOW A BUY AND HOLD INVESTMENT STRATEGY;
  FUNDS ARE NOT MANAGED AND PORTFOLIO CHANGES ARE LIMITED.
O DEFINED PORTFOLIOS: WE CHOOSE THE STOCKS AND BONDS IN ADVANCE, SO YOU KNOW
  WHAT YOU'RE INVESTING IN.
O PROFESSIONAL RESEARCH: OUR DEDICATED RESEARCH TEAM SEEKS OUT STOCKS OR BONDS
      APPROPRIATE FOR A PARTICULAR FUND'S OBJECTIVES.
O ONGOING SUPERVISION: WE MONITOR EACH PORTFOLIO ON AN ONGOING BASIS.
NO MATTER WHAT YOUR INVESTMENT GOALS, RISK TOLERANCE OR TIME HORIZON, THERE'S PROBABLY A DEFINED ASSET FUND THAT SUITS YOUR INVESTMENT STYLE. YOUR FINANCIAL PROFESSIONAL CAN HELP YOU SELECT A DEFINED ASSET FUND THAT WORKS BEST FOR YOUR INVESTMENT PORTFOLIO.


CONTENTS
                                                                PAGE
                                                          -----------
RISK/RETURN SUMMARY.....................................           3
WHAT YOU CAN EXPECT FROM YOUR INVESTMENT................           6
   INCOME...............................................           6
   RECORDS AND REPORTS..................................           6
THE RISKS YOU FACE......................................           6
   CONCENTRATION RISK...................................           6
   LITIGATION AND LEGISLATION RISKS.....................           7
SELLING OR EXCHANGING UNITS.............................           7
   SPONSORS' SECONDARY MARKET...........................           7
   SELLING UNITS TO THE TRUSTEE.........................           8
   ROLLOVER/EXCHANGE OPTION.............................           8
HOW THE FUND WORKS......................................           9
   PRICING..............................................           9
   EVALUATIONS..........................................           9
   INCOME...............................................          10
   EXPENSES.............................................          10
   PORTFOLIO CHANGES....................................          11
   PORTFOLIO TERMINATION................................          11
   NO CERTIFICATES......................................          11
   TRUST INDENTURE......................................          11
   LEGAL OPINION........................................          12
   AUDITORS.............................................          12
   SPONSORS.............................................          12
   TRUSTEE..............................................          12
   UNDERWRITERS' AND SPONSORS' PROFITS..................          12
   PUBLIC DISTRIBUTION..................................          13
   CODE OF ETHICS.......................................          13
   YEAR 2000 ISSUES.....................................          13
   ADVERTISING AND SALES LITERATURE.....................          14
TAXES...................................................          14
SUPPLEMENTAL INFORMATION................................          15
FINANCIAL STATEMENTS....................................          16
   REPORT OF INDEPENDENT ACCOUNTANTS....................          16
   STATEMENT OF CONDITION...............................          16

--------------------------------------------------------------------------------

RISK/RETURN SUMMARY


       1.  WHAT IS THE PORTFOLIO'S OBJECTIVE?
           The Portfolio seeks total return through capital appreciation and high current income by investing for approximately two years in a fixed portfolio of publicly traded equity real estate investment trusts.
           You can participate in the Portfolio by purchasing units. Each unit represents an equal share of the stocks in the Portfolio and receives an equal share of income distributions.
       2.  WHAT IS THE PORTFOLIO'S INVESTMENT STRATEGY?
        o The Portfolio contains 25 equity REITs selected by the Sponsors with research provided by a professional REIT consultant, Cohen & Steers Capital Management, Inc.
        o In the opinion of the Sponsors, these REITs have attractive dividend yields and the potential for capital appreciation and increasing dividends.
        o Investing in the Portfolio rather than in only one or two of the underlying REITs is a way to diversify your investment, even though 100% of the Portfolio is invested in a single industry.
           The Portfolio plans to hold the stocks in the Portfolio for about two years. At the end of approximately two years, we will liquidate the Portfolio and select a new portfolio, if available.
       3. WHAT REAL ESTATE SECTORS ARE REPRESENTED IN THE PORTFOLIO? The Portfolio contains REITs in the following real estate sectors:
                                                 APPROXIMATE
                                                  PORTFOLIO
                                                  PERCENTAGE



        o  Office/Industrial                          28%
        o  Apartment                                  20
        o  Regional Mall                              20
        o  Healthcare                                 12
        o  Shopping Center                            12
        o  Industrial                                  8



       4.  WHAT ARE THE SIGNIFICANT RISKS?
           YOU CAN LOSE MONEY BY INVESTING IN THE PORTFOLIO. THIS CAN HAPPEN FOR VARIOUS REASONS, INCLUDING:
o The Portfolio is considered to be 'concentrated' in the real estate industry and is subject to certain risks associated with ownership of real estate generally and the value of REITs in particular.
           -- The REIT market has undergone considerable growth and change in recent years with the transformation from private to public ownership of real estate. Significant developments affecting REITs, which are generally disclosed in periodic reports filed by the REITs under the federal securities laws, are expected to continue.
           -- Certain REITs may be relatively illiquid and some of the issuers may be thinly capitalized or have a limited
              operating history and as a result may be especially susceptible to stock market and real estate fluctuations.
        o There can be no assurance that the issuers of the underlying securities will pay dividends.
        o  Stock prices can be volatile.
        o Share prices and dividend yields may decline during the life of the Portfolio.
        o The Portfolio may continue to purchase or hold the REITs originally selected even though their market value or yield may have changed.

--------------------------------------------------------------------------------

                               Defined Portfolio
--------------------------------------------------------------------------------

Equity Investor Fund

Concept Series
Real Estate Income Fund 4

Defined Asset Funds


                                                                           PRICE
                                        TICKER         PERCENTAGE        PER SHARE      CURRENT DIVIDEND         COST
NAME OF ISSUER                          SYMBOL      OF PORTFOLIO (1)    TO PORTFOLIO       YIELD (2)       TO PORTFOLIO (3)
----------------------------------------------------------------------------------------------------------------------------
 1. AMB Property Corporation               AMB                3.97%     $      22.5625            6.20%      $      9,927.50
2. Apartment Investment &
    Management Company                    AIV                3.94             41.1250            6.08              9,870.00
3. Archstone Communities Trust            ASN                3.96             23.0625            6.42              9,916.88
4. Arden Realty, Inc.                     ARI                3.97             26.1250            6.81              9,927.50
5. Brandywine Realty Trust                BDN                4.01             19.6875            7.92             10,040.63
6. Charles E. Smith Residential
    Realty, Inc.                          SRW                4.05             34.9375            6.13             10,131.88
7. Cornerstone Properties, Inc.           CPP                4.02             16.7500            7.16             10,050.00
8. Developers Diversified Realty
    Corporation                           DDR                3.99             16.6250            8.42              9,975.00
9. Essex Property Trust, Inc.             ESS                4.02             33.5000            6.57             10,050.00
10. First Industrial Realty Trust,
    Inc.                                  FR                 4.01             27.1250            8.85             10,036.25
11. Health Care Property Investors,
    Inc.                                  HCP                4.07             30.8750            8.94             10,188.75
12. Healthcare Realty Trust, Inc.         HR                 3.95             20.5625           10.41              9,870.00
13. Highwoods Properties, Inc.            HIW                3.97             26.8125            8.06              9,920.63
14. JDN Realty Corporation                JDN                4.00             23.2500            6.19              9,997.50
15. JP Realty, Inc.                       JPR                4.01             20.0625            9.27             10,031.25
16. Liberty Property Trust                LRY                4.04             24.6250            7.31             10,096.25
17. Mack-Cali Realty Corporation          CLI                3.95             32.9375            6.68              9,881.25
18. Nationwide Health Properties,
    Inc.                                  NHP                3.98             20.7500            8.67              9,960.00
19. Post Properties, Inc.                 PPS                4.04             40.4375            6.92             10,109.38
20. Regency Realty Corporation            REG                4.04             22.4375            8.20             10,096.88
21. Simon Property Group, Inc.            SPG                4.01             29.5000            6.85             10,030.00
22. SL Green Realty Corporation           SLG                4.11             21.4375            6.53             10,290.00
23. Taubman Centers, Inc.                 TCO                3.97             13.4375            7.14              9,943.75
24. The Macerich Company                  MAC                3.96             26.7500            7.25              9,897.50
25. Urban Shopping Centers, Inc.          URB                3.96             31.9375            7.01              9,900.63
                                                    -----------------                                      -----------------
                                                           100.00%                                          $    250,139.41
                                                    -----------------                                      -----------------
                                                    -----------------                                      -----------------


------------------------------------

(1) Based on Cost to Portfolio.

(2) Calculated by annualizing the latest quarterly or semi-annual ordinary dividend declared.

(3) Valuation by the Trustee made on the basis of closing sale prices at the evaluation time on May 11, 1999, the business day prior to the initial date of deposit. The value of the Securities on any subsequent business day will vary.
                      ------------------------------------

The securities were acquired on May 11, 1999 and are represented entirely by contracts to purchase the securities. Any of the Sponsors may have acted as underwriters, managers or co-managers of a public offering of the securities in this Portfolio during the last three years. Affiliates of the Sponsors may serve as specialists in the securities in this Portfolio on one or more stock exchanges and may have a long or short position in any of these securities or options on any of them, and may be on the opposite side of public orders executed on the floor of an exchange where the securities are listed. An officer, director or employee of any of the Sponsors may be an officer or director of one or more of the issuers of the securities in the Portfolio. A Sponsor may trade for its own account as an odd-lot dealer, market maker, block positioner and/or arbitrageur in any of the securities or in options on them. Any Sponsor, its affiliates, directors, elected officers and employee benefits programs may have either a long or short position in any securities or in options on them.
                      ------------------------------------

                   PLEASE NOTE THAT IF THIS PROSPECTUS IS USED AS A PRELIMINARY PROSPECTUS
                   FOR A FUTURE FUND IN THIS SERIES, THE PORTFOLIO WILL CONTAIN DIFFERENT
                   STOCKS FROM THOSE DESCRIBED ABOVE.

       5.  IS THIS PORTFOLIO APPROPRIATE FOR YOU?
           Yes, if you want total return through capital appreciation and high dividend income. You will benefit from a professionally selected and supervised portfolio whose risk is reduced by investing in equity securities of different issuers.
           The Portfolio is not appropriate for you if you are unwilling to take the risk involved with an equity REIT investment. It may not be appropriate for you if you are seeking preservation of capital.
       6.  WHAT ARE THE PORTFOLIO'S FEES AND EXPENSES?
           This table shows the costs and expenses you may pay, directly or indirectly, when you invest in the Portfolio.



           ESTIMATED ANNUAL OPERATING
           EXPENSES
                                                AS A % OF     AMOUNT
                                                      NET  PER 1,000
                                                   ASSETS      UNITS
                                           ----------  -----------
                                                .091%   $    0.90
           Trustee's Fee
                                                .045%   $    0.45
           Portfolio Supervision,
           Bookkeeping and
           Administrative Fees (including
           updating
           expenses)
                                                .041%   $    0.41
           REIT Consultant's Fee
                                                .152%   $    1.50
           Other Operation Expenses
                                           ----------  -----------
                                                .329%   $    3.26
           TOTAL



                                                          AMOUNT
                                                       PER 1,000
                                                           UNITS
                                                 ---------------------

           ORGANIZATION COSTS per 1,000 units
           (deducted from Portfolio assets at
           the close of the initial offering
           period)                                     $    2.14



           The Sponsors historically paid organization costs and updating expenses.



           INVESTOR FEES
           Maximum Sales Fee (Load) on new purchases
           (as a percentage of $1,000 invested)             4.50%




           You will pay an up-front sales fee of approximately 1.00%. In addition, seven monthly deferred sales charges of $2.50 per 1,000 units ($17.50 annually) will be deducted from the Portfolio's net asset value each year of the Portfolio's two-year life (December, 1999 through June, 2000 and July, 2000 through January, 2001).


           The maximum sales fees are as follows:


                                                 YOUR MAXIMUM
                                                    SALES FEE
                     IF YOU INVEST:                  WILL BE:
           -----------------------------------  -----------------
           Less than $50,000                             4.50%
           $ 50,000 to $99,999                           4.25%
           $100,000 to $249,999                          3.75%
           $250,000 to $999,999                          3.50%
           $1,000,000 or more                            2.75%



           EXAMPLE
           This example may help you compare the cost of investing in the Portfolio to the cost of investing in other funds.
           The example assumes that you invest $10,000 in the Portfolio for the periods indicated and sell all your units at the end of those periods. The example also assumes a 5% return on your investment each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



            1 Year     3 Years     5 Years      10 Years
             $332        $794       $1,282       $2,613



       7.  IS THE PORTFOLIO MANAGED?
           Unlike a mutual fund, the Portfolio is not managed and securities are not sold because of market changes. The Sponsors monitor the portfolio and may instruct the Trustee to sell securities under certain limited circumstances.



       8.  HOW DO I BUY UNITS?
           You can buy units from any of the Sponsors and other broker-dealers. The Sponsors are listed later in this prospectus. Some banks may offer units for sale through special arrangements with the Sponsors, although certain legal restrictions may apply. Employees of certain Sponsors and Sponsor affiliates and non-employee directors of certain of the Sponsors may purchase Units at a reduced sales charge.
           The minimum investment is $250.

           UNIT PRICE PER 1,000 UNITS              $999.94
           (as of May 11, 1999)
           Unit price is based on the net asset value of the Portfolio plus the up-front sales fee. Unit price also includes the estimated organization costs shown on page 4, to which no sales fee has been applied.
           The Portfolio stocks are valued by the Trustee on the basis of their closing prices at 4:00 p.m. Eastern time every business day. Unit price changes every day with changes in the prices of the stocks.



       9.  HOW DO I SELL UNITS?
           You may sell your units at any time to any Sponsor or the Trustee for the net asset value determined at the close of business on the date of sale, less any remaining deferred sales fee and the costs of liquidating securities to meet the redemption.



      10.  HOW ARE DISTRIBUTIONS MADE AND TAXED?
           The Fund pays distributions of any dividend income, net of expenses, on the 25th of each month beginning July, 1999 if you own units on the 10th of those months. Distributions of ordinary income will be dividends for federal income tax purposes and will not be eligible for the dividends-received deduction for corporations. Certain distributions may be designated as capital gain dividends, which may be eligible for the 20% maximum federal tax rate in the hands of noncorporate investors. Distributions to foreign investors will generally be subject to withholding taxes.

      11.  WHAT OTHER SERVICES ARE AVAILABLE?
           REINVESTMENT
           You may choose to reinvest your distributions into additional units of the Portfolio. You will pay only the deferred sales fee remaining at the time of reinvestment. Unless you choose reinvestment, you will receive your distributions in cash.
           EXCHANGE PRIVILEGES
           You may exchange units of this Portfolio for units of certain other Defined Asset Funds. You may also exchange into this Portfolio from certain other funds. We charge a reduced sales fee on designated exchanges.

WHAT YOU CAN EXPECT FROM YOUR INVESTMENT

INCOME

The Portfolio will pay to you any income it has received monthly during its life. Because the Portfolio generally pays dividends as they are received, individual income payments will fluctuate based upon the amount of dividends declared and paid by each issuer. Other reasons your income may vary are:

   o changes in the Portfolio because of additional securities purchases or sales;

   o a change in the Portfolio's expenses; and

   o the amount of dividends declared and paid.

There can be no assurance that any dividends will be declared or paid.

RECORDS AND REPORTS

You will receive:

o a notice from the Trustee if new equity securities are deposited in exchange or substitution for equity securities originally deposited;

o annual reports on Portfolio activity; and

o annual tax information. This will also be sent to the IRS. You must report the amount of income received during the year. Please contact your tax advisor in this regard.

You may request audited financial statements of the Portfolio from the Trustee.

You may inspect records of Portfolio transactions at the Trustee's office during regular business hours.

THE RISKS YOU FACE

CONCENTRATION RISK

When stocks in a particular industry make up 25% or more of the Portfolio, the Portfolio is said to be 'concentrated' in that industry, which makes the Portfolio less diversified.

Many factors can have an adverse impact on the performance of a particular REIT, its cash available for distribution, the credit quality of a particular REIT or the real estate industry generally. Risks associated with the direct ownership of real estate include, among other factors:

   o general and local economic conditions;

   o decline in real estate values;

   o the financial health of tenants;

   o overbuilding and increased competition for tenants;

   o oversupply of properties for sale, changing demographics, changes in interest rates, changes in government regulations, faulty construction;

   o changes in neighborhood values;

   o the unavailability of construction financing or mortgage loans at rates acceptable to developers.

   o Variations in rental income and space availability and vacancy rates in terms of supply and demand are additional factors affecting real estate generally and REITs in particular.

   o E-commerce though the internet may have an adverse impact on retail sales of tenants of retail shopping centers.

   o The financial condition of some tenants of healthcare REITs have been adversely affected by the balanced budget amendment of 1997 which reduced medicare reimbursement levels.

   o REITs may not be diversified and are subject to;

      -- the risks of financing projects;

      -- defaults by borrowers;

      -- self-liquidation; and

      -- the market's perception of the REIT industry generally.

   o Certain REITs in the Portfolio may be structured as UPREITs. This form of REIT owns an interst in a partnership that owns real estate, which can result in a potential conflict of interest between shareholders who may want to sell an asset and partnership interest holders who would be subject to tax liability if the REIT sells the property.

   o In some cases, REITs have entered into 'no sell' agreements, which are designed to avoid a taxable event to the holders of partnership units by preventing the REIT from selling the property. This kind of arrangement could mean that the REIT would refuse a lucrative offer for an asset or be forced to hold on to a poor asset. Because 'no sell' agreements are often undisclosed, the Sponsors are unable to state whether any of the REITs in the Portfolio have entered into this kind of arrangement.

REIT TAXATION RISK

Each REIT in which the Portfolio invests will have stated its intention to be treated as a 'real estate investment trust.' However, we cannot assure you that the REITs have complied or will comply with the numerous requirements necessary for a REIT to qualify as a 'real estate investment trust.' If a REIT fails to so qualify, its taxable income will be subject to a regular corporate tax, and it will not be eligible for a treatment as a REIT for the next four taxable years.

LITIGATION AND LEGISLATION RISKS

We do not know of any pending litigation that might have a material adverse effect upon the Portfolio.

Future tax legislation could affect the value of the Portfolio by:

   o reducing the dividends-received deduction or

   o increasing the corporate tax rate resulting in less money available for dividend payments.

SELLING OR EXCHANGING UNITS

You can sell your units at any time for a price based on their net asset value. Your net asset value is calculated each business day by:

   o adding the value of the Portfolio Securities, cash and any other Portfolio assets;

   o subtracting accrued but unpaid Portfolio expenses, unreimbursed Trustee advances, cash held to buy back units or for distribution to investors, and any other Portfolio liabilities; and

   o dividing the result by the number of outstanding units.

Your net asset value when you sell may be more or less than your cost because of sales fees, market movements and changes in the Portfolio.

As of the close of the initial offering period, the price you receive will be reduced to pay the Portfolio's estimated organization costs.

If you sell your units before the final deferred sales fee installment, the amount of any remaining payments will be deducted from your proceeds.

SPONSORS' SECONDARY MARKET

While we are not obligated to do so, we will buy back units at net asset value less any remaining deferred sales fee and the cost of liquidating Securities to meet the redemption. We may resell the units to other buyers or to the Trustee.

We have maintained a secondary market continuously for more than 28 years, but we could discontinue it without prior notice for any business reason.

SELLING UNITS TO THE TRUSTEE

Regardless of whether we maintain a secondary market, you can sell your units to the Trustee at any time by contacting your broker, dealer or financial institution that holds your units in street name. Sometimes, additional documents are needed such as a trust document, certificate of corporate authority, certificate of death or appointment as executor, administrator or guardian.

Within seven days after your request and the necessary documents are received, the Trustee will mail a check to you. Contact the Trustee for additional information.

As long as we are maintaining a secondary market, the Trustee will sell your units to us at a price based on net asset value. If there is no secondary market, the Trustee will sell your units in the over-the-counter market if it believes it can obtain a higher price. In that case, you will receive the net proceeds of the sale.

If the Portfolio does not have cash available to pay you for the units you are selling, the agent for the Sponsors will select securities to be sold. These sales could be made at times when the securities would not otherwise be sold and may result in your receiving less than you paid for your unit and also reduce the size and diversity of the Portfolio.

If you sell units with a value of at least $250,000, you may choose to receive your distribution 'in kind.' If you so choose, you will receive securities and cash with a total value equal to the price of your units. The Trustee will try to distribute securities in the portfolio pro rata, but it reserves the right to distribute only one or a few securities. The Trustee will act as your agent in an in-kind distribution and will either hold the securities for your account or transfer them as you instruct. You must pay any transaction costs as well as transfer and ongoing custodial fees on sales of securities distributed in kind.

There could be a delay in paying you for your units:

   o if the New York Stock Exchange is closed (other than customary weekend and holiday closings);

   o if the SEC determines that trading on the New York Stock Exchange is restricted or that an emergency exists making sale or evaluation of the securities not reasonably practicable; and

   o for any other period permitted by SEC order.

ROLLOVER/EXCHANGE OPTION

When this Portfolio is about to terminate, you may have the option to roll your proceeds into the next Real Estate Income Portfolio if one is available.

If you hold your units with one of the Sponsors and notify your financial adviser by May 16, 2001, your units will be redeemed and the proceeds from the sale of the securities will be reinvested in units of the new Real Estate Income Portfolio. If you decide not to roll over your proceeds, you will receive a cash distribution (or, if you so choose, an in-kind distribution) after the Portfolio terminates. The Portfolio will terminate by June 15, 2001.

You may exchange units of this Portfolio for units of another Select or Focus Series or certain other Defined Asset Funds at a reduced sales fee any time before this Portfolio terminates. To exchange units, you should talk to your financial professional about what Portfolios are exchangeable, suitable and currently available.

We may amend or terminate the options to exchange your units or roll your proceeds at any time without notice.

HOW THE FUND WORKS

PRICING

Units are charged a combination of initial and deferred sales fees.

In addition, during the initial offering period, a portion of the price of a unit also consists of securities to pay all or some of the costs of organizing the Portfolio including:

   o cost of initial preparation of legal documents;

   o federal and state registration fees;

   o initial fees and expenses of the Trustee;

   o initial audit; and

   o legal expenses and other out-of-pocket expenses.

The estimated organization costs will be deducted from the assets of the Portfolio as of the close of the initial offering period.

The deferred sales fee is generally a monthly charge of $2.50 per 1,000 units and is accrued in seven monthly installments each year of the Portfolio's life. Units redeemed or repurchased prior to the accrual of the final deferred sales fee installment will have the amount of any remaining installments deducted from the redemption or repurchase proceeds or deducted in calculating an in-kind distribution, however, this deduction will be waived in the event of the death or disability (as defined in the Internal Revenue Code of 1986) of an investor. If you redeem or sell your units before July, 2000, you will pay only the balance of any deferred sales fee remaining for the first year. If you redeem or sell your units on or after July, 2000 you will pay the remaining balance of the deferred sales fee for the second year. The initial sales fee is equal to the aggregate sales fee less the aggregate amount of any remaining installments of the deferred sales fee.

It is anticipated that securities will not be sold to pay the deferred sales fee until after the date of the last annual installment. Investors will be at risk for market price fluctuations in the securities from the several installment accrual dates to the dates of actual sale of securities to satisfy this liability.

EVALUATIONS

The Trustee values the securities on each business day (i.e., any day other than Saturdays, Sundays and the following holidays as observed by the New York Stock
Exchange: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). If the securities are listed on a national securities exchange or the Nasdaq National Market, evaluations are generally based on closing sales prices on that exchange or that system or, if closing sales prices are not available, at the mean between the closing bid and offer prices.

INCOME

o The annual income per unit, after deducting estimated annual Portfolio expenses per unit, will depend primarily upon the amount of dividends declared and paid by the issuers of the securities and changes in the expenses of the Portfolio and, to a lesser degree, upon the level of purchases of additional securities and sales of securities. There is no assurance that dividends on the securities will continue at their current levels or be declared at all.

o Each unit receives an equal share of distributions of dividend income net of estimated expenses. Each investor's monthly income distribution will equal approximately one-twelfth of the investor's pro rata share of the estimated annual income to the Income Account, after deducting estimated expenses. Because dividends on the securities are not received at a constant rate throughout the year, any distribution may be more or less than the amount then credited to the income account. The Trustee credits dividends received to an Income Account and other receipts to a Capital Account. The Trustee may establish a reserve account by withdrawing from these accounts amounts it considers appropriate to pay any material liability. These accounts do not bear interest.

EXPENSES

The Trustee is paid a fee monthly. It also benefits when it holds cash for the Portfolio in non-interest bearing accounts. The Trustee may also receive additional amounts:

   o for extraordinary services and costs of indemnifying the Trustee and the Sponsors;

   o costs of actions taken to protect the Portfolio and other legal fees and expenses;

   o expenses for keeping the Portfolio's registration statement current; and

   o Portfolio termination expenses and any governmental charges.

The Sponsors are currently reimbursed up to 45 cents per 1,000 units annually for providing portfolio supervisory, bookkeeping and administrative services and for any other expenses properly chargeable to the Portfolio. Legal, typesetting, electronic filing and regulatory filing fees and expenses associated with updating the Portfolio's registration statement yearly are also now chargeable to the Portfolio. While this fee may exceed the amount of these costs and expenses attributable to this Portfolio, the total of these fees for all Series of Defined Asset Funds will not exceed the aggregate amount attributable to all of these Series for any calendar year. Certain of these expenses were previously paid for by the Sponsors.

The Trustee's and Sponsors'fees may be adjusted for inflation without investors' approval.

The deferred sales fees you owe are paid from the Capital Account. Although we may collect the deferred sales charge monthly, to keep Units more fully invested we do not currently plan to pay the deferred sales charge until after the rollover notification date.

The Sponsors will pay advertising and selling expenses at no charge to the Portfolio. If Portfolio expenses exceed initial estimates, the Portfolio will owe the excess. The Trustee has a lien on Portfolio assets to secure reimbursement of Portfolio expenses and may sell securities if cash is not available.

PORTFOLIO CHANGES

If we maintain a secondary market in units but are unable to sell the units that we buy in the secondary market, we will redeem units, which will affect the size and composition of the portfolio.

We decide whether to offer units for sale that we acquire in the secondary market after reviewing:

   o diversity of the Portfolio;

   o size of the Portfolio relative to its original size;

   o ratio of Portfolio expenses to income; and

   o cost of maintaining a current prospectus.

PORTFOLIO TERMINATION

When the Portfolio is about to terminate you will receive a notice, and you will be unable to sell your units after that time. Unless you choose to receive an in-kind distribution of securities, we will sell any remaining securities, and you will receive your final distribution in cash.

You will pay your share of the expenses associated with termination, including brokerage costs in selling securities. This may reduce the amount you receive as your final distribution.

NO CERTIFICATES

All investors are required to hold their Units in uncertificated form and in 'street name' by their broker, dealer or financial institution at the Depository Trust Company.

TRUST INDENTURE

The Portfolio is a 'unit investment trust' governed by a Trust Indenture, a contract among the Sponsors and the Trustee, which sets forth their duties and obligations and your rights. A copy of the Indenture is available to you on request to the Trustee. The following summarizes certain provisions of the Indenture.

The Sponsors and the Trustee may amend the Indenture without your consent:

   o to cure ambiguities;

   o to correct or supplement any defective or inconsistent provision;

   o to make any amendment required by any governmental agency; or

   o to make other changes determined not to be materially adverse to your best interest (as determined by the Sponsors).

Investors holding 51% of the units may amend the Indenture. Every investor must consent to any amendment that changes the

51% requirement. No amendment may reduce your interest in the Portfolio without your written consent.

The Trustee may resign by notifying the Sponsors. The Sponsors may remove the Trustee without your consent if:

   o it fails to perform its duties;

   o it becomes incapable of acting or bankrupt or its affairs are taken over by public authorities; or

   o the Sponsors determine that its replacement is in your best interest.

Investors holding 51% of the units may remove the Trustee. The Trustee may resign or be removed by the Sponsors without the consent of investors. The resignation or removal of the Trustee becomes effective when a successor accepts appointment. The Sponsors will try to appoint a successor promptly; however, if no successor has accepted within 30 days after notice of resignation, the resigning Trustee may petition a court to appoint a successor.

Any Sponsor may resign as long as one Sponsor with a net worth of $2 million remains and agrees to the resignation. The remaining Sponsors and the Trustee may appoint a replacement. If there is only one Sponsor and it fails to perform its duties or becomes bankrupt the Trustee may:

   o remove it and appoint a replacement Sponsor;

   o liquidate the Portfolio; or

   o continue to act as Trustee without a Sponsor.

Merrill Lynch, Pierce, Fenner & Smith Incorporated acts as agent for the
Sponsors.

The Trust Indenture contains customary provisions limiting the liability of the Trustee and the Sponsors.

LEGAL OPINION

Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, as special counsel for the Sponsors, has given an opinion that the units are validly issued.

AUDITORS

Deloitte & Touche LLP, 2 World Financial Center, New York, New York 10281, independent accountants, audited the Statement of Condition included in this prospectus.

SPONSORS

The Sponsors are:

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED (a wholly-owned subsidiary of Merrill Lynch & Co., Inc.)

P.O. Box 9051,
Princeton, NJ 08543-9051

SALOMON SMITH BARNEY INC. (an indirectly wholly-owned subsidiary of Citigroup Inc.)
388 Greenwich Street--23rd Floor,
New York, NY 10013

DEAN WITTER REYNOLDS INC. (a principal operating subsidiary of Morgan Stanley Dean Witter & Co.)
Two World Trade Center--59th Floor,
New York, NY 10048
PAINEWEBBER INCORPORATED (a wholly-owned subsidiary of PaineWebber Group Inc.) 1285 Avenue of the Americas,
New York, NY 10019

Each Sponsor is a Delaware corporation and it, or its predecessor, has acted as sponsor to many unit investment trusts. As a registered broker-dealer each Sponsor buys and sells securities (including investment company shares) for others (including investment companies) and participates as an underwriter in various selling groups.

TRUSTEE

The Bank of New York, Unit Investment Trust Department, Box 974-Wall Street Station, New York, New York 10268-0974, is the Trustee. It is supervised by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System and New York State banking authorities.

UNDERWRITERS' AND SPONSORS' PROFITS

Underwriters receive sales charges when they sell units. Any cash made available by you to the Sponsors before the settlement date for those units may be used in the Sponsors' businesses to the extent permitted by federal law and may benefit the Sponsors.

A Sponsor or Underwriter may realize profits or sustain losses on stocks in the Portfolio which were acquired from underwriting syndicates of which it was a member.

During the initial offering period, the Sponsor may realize profits or sustain losses on units they hold due to fluctuations in the price per unit. The Sponsors experienced a loss of $520.00 on the initial deposit of the Securities. Any profit or loss to the Portfolio will be effected by the receipt of applicable sales charges and a gain or loss on subsequent deposits of securities. In maintaining a secondary market, the Sponsors will also realize profits or sustain losses in the amount of any difference between the prices at which they buy units and the prices at which they resell or redeem them.

PUBLIC DISTRIBUTION

During the initial offering period, units will be distributed to the public by the Sponsors and dealers who are members of the National Association of Securities Dealers, Inc.

Dealers will be entitled to the concession stated below on Units sold or redeemed during the first year. On Units held in the second year, the dealer will be entitled to an additional concession of $11 per 1,000 Units ($5 per 1,000 Units for purchases of $1 million or more).


                                         DEALER CONCESSION AS
                                          A % OF PUBLIC
                 AMOUNT PURCHASED        OFFERING PRICE
           ----------------------------  ---------------------
           Less than $50,000                       2.00%
           $50,000 to $99,999                      1.80%
           $100,000 to $249,999                    1.45%
           $250,000 to $999,999                    1.25%
           $1,000,000 and over                     0.50%


The Sponsors do not intend to qualify units for sale in any foreign countries. This prospectus does not constitute an offer to sell units in any country where units cannot lawfully be sold.

CODE OF ETHICS

Merrill Lynch, as agent for the Sponsors, has adopted a code of ethics requiring reporting of personal securities transactions by its employees with access to information on portfolio transactions. The goal of the code is to prevent fraud, deception or misconduct against the Portfolio and to provide reasonable standards of conduct.

YEAR 2000 ISSUES

Many computer systems were designed in such a way that they may be unable to distinguish between the year 2000 and the year 1900 (commonly known as the 'Year 2000 Problem'). We do not expect that the computer system changes necessary to prepare for the Year 2000 will cause any major operational difficulties for the Portfolio. The Year 2000 Problem may adversely affect the issuers of the securities contained in the Portfolio, but we cannot predict whether any impact will be material to the Portfolio as a whole.

ADVERTISING AND SALES LITERATURE

Advertising and sales literature may include brief descriptions of the principal businesses of the companies represented in the Portfolio and the research analysis of why they were selected.

TAXES

The following summarizes the material income tax consequences of holding Units. It assumes that you are not a dealer, financial institution, insurance company or other investor with special circumstances. You should consult your own tax adviser about your particular circumstances.

GENERAL TREATMENT OF THE FUND AND YOUR INVESTMENT

The Portfolio intends to qualify for special tax treatment as a regulated investment company so that it will not be subject to federal income tax on the portion of its taxable income that it distributes to investors in a timely manner.

DISTRIBUTIONS

Distributions to you of the Portfolio's dividend income and of the Portfolio's gains from Securities it has held for one year or less will generally be taxed to you as ordinary income, to the extent of the Portfolio's taxable income not attributable to the Portfolio's net capital gain. Distributions to you in excess of the Portfolio's taxable income will be treated as a return of capital and will reduce your basis in your Units. To the extent such distributions exceed your basis, they will be treated as gain from the sale of your Units.

Distributions to you that are treated as ordinary income will constitute dividends for federal income tax purposes. Corporate investors will not be eligible for the 70% dividends-received deduction with respect to these distributions.

Distributions to you of the Portfolio's net capital gain will generally be taxable to you as long-term capital gain, regardless of how long you have held your Units.

GAIN OR LOSS UPON DISPOSITION

You will generally recognize capital gain or loss when you dispose of your Units. If you receive Securities upon redemption of your Units, you will generally recognize capital gain or loss equal to the difference between your basis in your Units and the fair market value of the Securities received in redemption.

If your net long-term capital gains exceed your net short-term capital losses, the excess may be subject to tax at a lower rate than ordinary income. Any capital gain or loss will generally be long-term if you have held your investment which produces the gain or loss for more than one year and short-term if you have held it for one year or less. Because the deductibility of capital losses is subject to limitations, you may not be able to deduct all of your capital losses. You should consult your tax adviser in this regard.

YOUR BASIS IN THE SECURITIES

Your aggregate basis in the Units will generally be equal to the cost of your Units, including the initial sales charge. You should not increase your basis in your Units by deferred sales charges or organizational expenses, because the tax reporting form and annual statements you receive will be based on the net amounts paid to you, from which these expenses will already be deducted.

STATE AND LOCAL TAXES

Under the income tax laws of the State and City of New York, the Portfolio will not be taxed as a corporation, and the income of the Portfolio will be treated as the income of the investors in the same manner as for federal income tax purposes.

FOREIGN INVESTORS

If you are a foreign investor and you are not engaged in a U.S. trade or business, you generally will be subject to 30% withholding tax (or a lower applicable treaty rate) on distributions. Based on the advice of our special counsel as to existing law, the Trustee does not intend to withhold from distributions to you of a Portfolio's net capital gain. Gain from sale or redemption of your units should not be subject to withholding tax. You should consult your tax adviser about the possible application of federal, state and local, and foreign taxes.

RETIREMENT PLANS

You may wish to purchase units for an Individual Retirement Account ('IRAs') or other retirement plan. Generally, capital gains and income received in each of these plans are exempt from federal taxation. All distributions from these types of plans are generally treated as ordinary income but may, in some cases, be eligible for tax-deferred rollover treatment. You should consult your attorney or tax adviser about the specific tax rules relating to these plans. These plans are offered by brokerage firms, including the Sponsors of this Portfolio, and other financial institutions. Fees and charges with respect to such plans may vary.

SUPPLEMENTAL INFORMATION

You can receive at no cost supplemental information about the Portfolio by calling the Trustee. The supplemental information includes more detailed risk disclosure and general information about the structure and operation of the Portfolio. The supplemental information is also available from the SEC.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Sponsors, Trustee and Holders of Equity Investor Fund, Concept Series, Real Estate Income Fund 4, Defined Asset Funds (the 'Portfolio'):

We have audited the accompanying statement of condition and the related defined portfolio included in the prospectus of the Portfolio as of May 12, 1999. This financial statement is the responsibility of the Trustee. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. Our procedures included confirmation of an irrevocable letter of credit deposited for the purchase of securities, as described in the statement of condition, with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of the Portfolio as of May 12, 1999 in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, N.Y.
May 12, 1999

                   STATEMENT OF CONDITION AS OF MAY 12, 1999

TRUST PROPERTY


Investments--Contracts to purchase Securities(1).........$         250,139.41
                                                         --------------------
           Total.........................................$         250,139.41
                                                         --------------------
                                                         --------------------
LIABILITY AND INTEREST OF HOLDERS
     Reimbursement of Sponsors for organization
       expenses(2).......................................$             540.71
                                                         --------------------
     Subtotal                                                          540.71
                                                         --------------------
Interest of Holders of 252,666 Units of fractional
  undivided interest outstanding:(3)
  Cost to investors(4)...................................$         252,650.84
  Gross underwriting commissions and organization
    expenses(5)(2).......................................           (3,052.14)
                                                         --------------------
     Subtotal                                                      249,598.70
                                                         --------------------
           Total.........................................$         250,139.41
                                                         --------------------
                                                         --------------------


---------------

          (1) Aggregate cost to the Portfolio of the securities listed under Defined Portfolio determined by the Trustee at 4:00 p.m., Eastern time on May 11, 1999. The contracts to purchase securities are collateralized by an irrevocable letter of credit which has been issued by DBS Bank, New York Branch, in the amount of $250,659.41 and deposited with the Trustee. The amount of the letter of credit includes $250,139.41 for the purchase of securities.

          (2) A portion of the Unit Price consists of securities in an amount sufficient to pay all or a portion of the costs incurred in establishing the Portfolio. These costs have been estimated at $2.14 per 1,000 Units. A distribution will be made as of the close of the initial offering period to an account maintained by the Trustee from which the organization expenses obligation of the investors will be satisfied. If actual organization costs exceed the amount estimated above, the Sponsors will pay this excess amount.

          (3) Because the value of securities at the evaluation time on the Initial Date of Deposit may differ from the amounts shown in this statement of condition, the number of Units offered on the Initial Date of Deposit will be adjusted to maintain the $999.94 per 1,000 Units offering price only for that day. The Unit Price on any subsequent business day will vary.

          (4) Aggregate public offering price computed on the basis of the value of the underlying securities at 4:00 p.m., Eastern time on May 11, 1999.

          (5) Assumes the maximum initial sales charge per 1,000 units of 1.00% of the Unit Price. A deferred sales charge of $2.50 per 1,000 Units is payable on December 1, 1999 and thereafter on the 1st day of each month through June 2000, and July 2000 through January 1, 2001. Distributions will be made to an account maintained by the Trustee from which the deferred sales charge obligation of the investors to the Sponsors will be satisfied.

                             Defined
                             Asset FundsSM


HAVE QUESTIONS ?                         EQUITY INVESTOR FUND
Request the most                         CONCEPT SERIES
recent free Information                  REAL ESTATE INCOME FUND 4
Supplement that gives more               (A Unit Investment Trust)
details about the Fund,                  ---------------------------------------
by calling:                              This Prospectus does not contain
The Bank of New York                     complete information about the
1-800-221-7771                           investment company filed with the
                                         Securities and Exchange Commission in
                                         Washington, D.C. under the:
                                         o Securities Act of 1933 (file no.
                                         333-50587) and
                                         o Investment Company Act of 1940 (file
                                         no. 811-3044).
                                         TO OBTAIN COPIES AT PRESCRIBED RATES--
                                         WRITE: Public Reference Section of the
                                         Commission
                                         450 Fifth Street, N.W., Washington,
                                         D.C. 20549-6009
                                         CALL: 1-800-SEC-0330.
                                         VISIT: http://www.sec.gov.
                                         ---------------------------------------
                                         No person is authorized to give any
                                         information or representations about
                                         this Fund not contained in this
                                         Prospectus or the Information
                                         Supplement, and you should not rely on
                                         any other information.
                                         ---------------------------------------
                                         When units of this Fund are no longer
                                         available, this Prospectus may be used
                                         as a preliminary prospectus for a
                                         future series, but some of the
                                         information in this Prospectus will be
                                         changed for that series.
                                         Units of any future series may not be
                                         sold nor may offers to buy be accepted
                                         until that series has become effective
                                         with the Securities and Exchange
                                         Commission. No units can be sold in any
                                         State where a sale would be illegal.


                                                   100166RR--5/99